UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 26, 2010

WHITNEY HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Louisiana	0-1026	72-6017893
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

      228 St. Charles Avenue, New Orleans, Louisiana 70130
(Addresses of Principal Executive Offices, including Zip Code)

                (504) 586-7272
(Registrant’s Telephone Number, including Area Code)

___________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 26, 2010, Whitney Holding Corporation (the "Company) issued a press release announcing that the Company has agreed to sell approximately $180 million of nonperforming loans and will reclassify up to an additional $100 million of nonperforming loans as held for sale.

Pursuant to General Instruction F to Current Report on Form 8-K, a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	News Release, dated October 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY HOLDING CORPORATION

By:	/s/ Thomas L. Callicutt, Jr.
Thomas L. Callicutt, Jr.
Senior Executive Vice President
and Chief Financial Officer

Date:  October 26, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	News Release, dated October 26, 2010